Exhibit 13.1
CERTIFICATION
Pursuant to 18 United States Code § 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
The undersigned hereby certify that the Annual Report on Form 20-F for the fiscal year ended December 31, 2010 of China Life Insurance Company Limited (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 26, 2011	By:	/s/ Wan Feng
		Name:	Wan Feng
		Title:	President and Executive Director

Date: April 26, 2011	By:	/s/ Liu Jiade
		Name:	Liu Jiade
		Title:	Chief Financial Officer